UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 3, 2005

Gehl Company
(Exact name of registrant as specified in its charter)

Wisconsin	0-18110	39-0300430
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

143 Water Street, West Bend, Wisconsin 53095
(Address of principal executive offices, including zip code)

(262) 334-9461
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

        On June 3, 2005, Gehl Company and its subsidiaries, Compact Equipment Attachments Inc., Gehl Power Products, Inc. and Mustang Manufacturing Company, Inc. (collectively the “Company”), entered into a Credit Agreement with a syndicate of five banks, led by Harris N.A. Under the Credit Agreement the Company has available a five-year $125 million revolving credit facility secured primarily by the Company’s accounts receivable arising from transactions with dealers (including so-called “dealer floor plan” arrangements) or other wholesale transactions, the Company’s inventory and the capital stock of the above-referenced subsidiaries. The Company may elect to pay interest on amounts outstanding under the credit facility at a rate equal to either (1) LIBOR plus an applicable margin or (2) the prime commercial rate plus or minus an applicable margin. Initially, interest under the Credit Agreement is payable at a rate of LIBOR plus 1.25% or the prime commercial rate minus 0.50%. Amounts borrowed under the Credit Agreement on June 3, 2005 were used to repay in full the Company’s existing asset-based senior secured debt and other short term borrowings.

        Copies of the Credit Agreement and related Security Agreement are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01.     Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibits are being filed herewith:

(10.1)	Credit Agreement by and among Gehl Company, Compact Equipment Attachments Inc., Gehl Power Products, Inc., Mustang Manufacturing Company, Inc., Harris N.A., JPMorgan Chase Bank, N.A., LaSalle Bank National Association, Wells Fargo Bank, National Association and M&I Marshall & Ilsley Bank, dated June 3, 2005.

(10.2)	Security Agreement by and among Gehl Company, Compact Equipment Attachments Inc., Gehl Power Products, Inc., Mustang Manufacturing Company, Inc. and Harris N.A., as agent, dated June 3, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEHL COMPANY
Date: June 9, 2005	By: /s/ Michael J. Mulcahy
Michael J. Mulcahy
Vice President, Secretary and General Counsel

GEHL COMPANY

Exhibit Index to Current Report on Form 8-K
Dated June 3, 2005

Exhibit
Number

(10.1)	Credit Agreement by and among Gehl Company, Compact Equipment Attachments Inc., Gehl Power Products, Inc., Mustang Manufacturing Company, Inc., Harris N.A., JPMorgan Chase Bank, N.A., LaSalle Bank National Association, Wells Fargo Bank, National Association and M&I Marshall & Ilsley Bank, dated June 3, 2005.

(10.2)	Security Agreement by and among Gehl Company, Compact Equipment Attachments Inc., Gehl Power Products, Inc., Mustang Manufacturing Company, Inc. and Harris N.A., as agent, dated June 3, 2005.

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